Bahl & Gaynor Dividend ETF (BGDV)
Bahl & Gaynor Income Growth ETF (BGIG)
Bahl & Gaynor Small Cap Dividend ETF (SCDV)
Bahl & Gaynor Small/Mid Cap Income Growth ETF (SMIG)
(each, a “Fund”, collectively, the “Funds”)

Supplement dated December 5, 2025 to the Statement of Additional Information (“SAI”) dated April 30, 2025

Effective immediately, the disclosure found in the “Description of Permitted Investments” titled “Depositary Receipts” is replaced with the following:

Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. A Fund may transact directly in a foreign-based security and subsequently convert such holdings to an American Depositary Receipts (“ADRs”), which may result in de minimis transaction costs. In these cases, the Funds will ultimately hold the ADRs as the investment position. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Funds will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the Depositary Receipts.

Please retain this supplement with your SAI for reference.